© Mercury Systems, Inc. THIRD QUARTER FISCAL YEAR 2023 FINANCIAL RESULTS Mark Aslett President and CEO Michelle McCarthy Senior Vice President and Interim CFO May 2, 2023, 5:00 pm ET Webcast login at www.mrcy.com/investor Webcast replay available by 7:00 p.m. ET May 2, 2023

© Mercury Systems, Inc.2 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the products and services described herein and to business performance in fiscal 2023 and beyond, including our projections for revenue, organic growth, bookings growth, and adjusted EBITDA, our expectations regarding the size of our addressable market, and our plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward- looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of epidemics and pandemics such as COVID, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, inflation, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, changes in, or in the interpretation or enforcement of, environmental rules and regulations, market acceptance of the Company's products, shortages in or delays in receiving components, supply chain delays or volatility for critical components such as semiconductors, production delays or unanticipated expenses including due to performance quality issues or manufacturing execution issues, the impact of the COVID pandemic and supply chain disruption, inflation and labor shortages, among other things, on program execution and the resulting effect on customer satisfaction, inability to fully realize the expected benefits from acquisitions, restructurings and value creati on initiatives such as 1MPACT, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, effects of shareholder activism, increases in interest rates, changes to industrial security and cyber-security regulations and requirements and impacts from any cyber or insider threat events, changes in tax rates or tax regulations, such as the deductibility of internal research and development, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, which difficulties may be enhanced by the Company’s announced strategic review initiative, including a potential sale of the Company, unanticipated challenges with the transition of the Company’s Chief Financial Officer role, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended July 1, 2022. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

© Mercury Systems, Inc.3 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / Q3 FY23 revenue trends positive, bottom-line pressures continue ▪ Revenue, GAAP net inc., EPS beat Q3 guidance; adj. EBITDA at midpoint, CF positive ex-R&D tax ▪ Q3 YOY backlog up 10%, bookings tracking expectations; GAAP net income, EPS higher ▪ Q3 adjusted EPS, and adjusted EBITDA decline with anticipated program delay ▪ Expect strong demand with record FY23 bookings and positive book-to-bill ▪ Revenue expected flat to slightly up YOY due to award and supply chain delays ▪ FY23 Revenue, GAAP net income, adj. EBITDA guidance lower; cash flow ex-R&D tax credit improves

© Mercury Systems, Inc.4 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / Execution, mix shift impacts resolve as conditions normalize ▪ Fourth fiscal year of dealing with derivative effects of pandemic ▪ Prior-year impacts on revenue and bookings have now shifted to margins ▪ Mix shift, product and program execution driving temporary margin degradation ▪ End-market demand still strong; remain focused on controlling what we can ▪ Business model, financial outlook sound, expect pre-pandemic margins as conditions normalize ▪ Further margin expansion as late-stage development programs transition to production

© Mercury Systems, Inc.5 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / Focus on operational excellence, execution continues ▪ Leadership driving continuous improvement in key operations, execution areas ▪ Progress on late-stage development programs, new product introductions to continue in Q4, FY24 ▪ Efforts continue to further enhance program margins, unbilled, cash flow ▪ Phase 1 Torrance business integration complete; improve visibility to inventory, programs, unbilled ▪ Q3 progress on income statement, still work to do on balance sheet and cash flow ▪ 1MPACT progress, execution will lead to further margin expansion, cash flow improvement

© Mercury Systems, Inc.6 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / Operating environment improves incrementally ▪ Hiring outpacing attrition, supply chain flowing more smoothly ▪ Semis continue to affect program timing, efficiency; no significant improvement until H2 FY24 ▪ 1MPACT program continues to evolve and deliver positive results ▪ Streamlined org. structure, strengthened leadership team, accountability deeper in business ▪ Effective pricing initiatives, greater R&D efficiency, manufacturing footprint consolidation ▪ Digital transformation efforts to improve cost structure over time

© Mercury Systems, Inc.7 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / Secular industry trends remain favorable ▪ Defense bill increases reinforce challenging geopolitical environment ▪ Extended CR appears to be base-case scenario for FY24 ▪ Strong bipartisan support for increased defense spending remains ▪ Positive long-term outlook for growing electronic content spend, delayering, outsourcing ▪ Significant market expansion driven by mission systems, chip scale processing opportunities ▪ Our model at intersection of high-tech and defense positions us well

Q3 FY23 vs. Q3 FY22

In $ millions, except percentage and per share data	Q3 FY22[3]	Q3 FY23[3]	CHANGE
Bookings Book-to-Bill	$295.4 1.17	$245.0 0.93	(17%)
Backlog 12-Month Backlog	$996.0 637.6	$1,099.2 695.0	10%
Revenue Organic Revenue (Decline) Growth [1]	$253.1 (9%)	$263.5 4%	4%
Gross Margin	39.4%	34.3%	(5.1) bps
Operating Expenses Selling, General & Administrative Research & Development Amortization/Restructuring/Acquisition	$89.8 39.3 25.4 25.1	$88.3 44.6 26.5 17.2	(2%)
GAAP Net Income[4]	$4.1	$5.2	27%
GAAP Earnings Per Share Weighted Average Diluted Shares	$0.07 56.0	$0.09 56.9	29%
Adjusted EPS[2]	$0.57	$0.40	(30%)
Adj. EBITDA[2] % of revenue	$52.5 20.7%	$43.5 16.5%	(17%)
Operating Cash Flow	($4.3)	($3.2)	N.A.
Free Cash Flow[2] % of Adjusted EBITDA	($10.3) N.A.	($12.7) N.A.	N.A.

Notes

(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.

(2) Non-GAAP, see reconciliation table.

(3) All references in this presentation to the third quarter of fiscal 2022 are to the quarter ended April 1, 2022. All references to the third quarter of fiscal 2023 are to the quarter ended March 31, 2023.

(4) During the third quarter ended March 31, 2023, the Company calculated income taxes using the discrete method as though the nine month period was an annual period. The Company believes that the application of the estimated annual effective tax rate ("AETR") method generally required by ASC 740 is impractical given that normal deviations in the projected pretax net income (loss) could result in a disproportionate and unreliable effective tax rate under the AETR method. The tax benefit for the third quarter ended March 31, 2023 also includes a true-up to the prior quarters due to the change in methodology.

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© Mercury Systems, Inc.9 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / Balance sheet As of (In $ millions)(1) 4/1/22 7/1/22 9/30/22 12/30/22 3/31/23 ASSETS Cash & cash equivalents $91.7 $65.7 $52.0 $76.9 $64.4 Accounts receivable, net 367.1 447.9 494.7 479.3 502.3 Inventory, net 259.6 270.3 287.6 312.0 342.8 PP&E, net 125.7 127.2 125.9 122.0 119.5 Goodwill and intangibles, net 1,303.2 1,289.4 1,274.9 1,261.5 1,248.7 Other 112.5 103.9 114.0 96.2 106.2 TOTAL ASSETS $2,259.8 $2,304.4 $2,349.0 $2,348.0 $2,383.9 LIABILITIES AND S/E AP and accrued expenses $170.2 $187.5 $158.8 $167.5 $170.4 Other liabilities 137.7 128.2 139.8 124.8 141.1 Debt 451.5 451.5 511.5 511.5 511.5 Total liabilities 759.4 767.2 810.1 803.9 823.0 Stockholders’ equity 1,500.4 1,537.2 1,538.9 1,544.1 1,560.9 TOTAL LIABILITIES AND S/E $2,259.8 $2,304.4 $2,349.0 $2,348.0 $2,383.9 Notes (1) Rounded amounts used.

Cash flow summary

(In $ millions)(1)	For the Fiscal Quarters Ended 4/1/22	7/1/22	9/30/22	12/30/22	3/31/23
Net Income (Loss)	**$4.1**	**$16.9**	**($14.3)**	**($10.9)**	**$5.2**
Depreciation and amortization	24.5	23.4	23.7	27.2	23.9
Other non-cash items, net	8.4	14.5	8.8	(8.2)	2.6
Cash settlement for termination of interest rate swap	-	-	6.0	-	-
Changes in Operating Assets and Liabilities					
Accounts receivable, unbilled receivables, and costs in excess of billings	(47.3)	(81.3)	(47.3)	16.4	(22.8)
Inventory	(8.0)	(12.5)	(18.4)	(21.8)	(29.8)
Accounts payable and accrued expenses	32.3	12.8	(17.8)	(11.0)	17.0
Other	(18.3)	6.7	(6.7)	43.7	0.7
	(41.2)	**(74.3)**	**(90.2)**	**27.3**	**(34.9)**
Operating Cash Flow	**(4.3)**	**(19.4)**	**(66.0)**	**35.4**	**(3.2)**
Capital expenditures	(6.1)	(8.2)	(7.3)	(13.2)	(9.4)
Free Cash Flow(2)	**($10.3)**	**($27.6)**	**($73.4)**	**$22.2**	**($12.7)**
Free Cash Flow(2) / Adjusted EBITDA(2)	***N.A.***	***N.A.***	***N.A.***	***62%***	***N.A.***
Free Cash Flow(2) / GAAP Net (Loss) Income	***N.A.***	***N.A.***	***N.A.***	***N.A.***	***N.A.***

Notes
(1) Rounded amounts used.
(2) Non-GAAP, see reconciliation table.

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© Mercury Systems, Inc.11 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / FY23 annual guidance In $ millions, except percentage and per share data FY22(1) FY23(2)(5) CHANGE Revenue $988.2 $990.0 - $1,010.0 0% - 2% GAAP Net Income (Loss) $11.3 ($19.0) - ($11.1) N.A. GAAP Earnings (Loss) Per Share $0.20 ($0.34) - ($0.20) N.A. Weighted-average diluted shares outstanding 55.9 56.8 Adjusted EPS(4) $2.19 $1.36 - $1.50 (38%) - (32%) Adj. EBITDA(4) % of revenue $200.5 20.3% $160.0 - $170.0 16.2% - 16.8% (20%) - (15%) Notes (1) FY22 figures are as reported in the Company’s earnings release dated August 2, 2022. (2) The guidance included herein is from the Company’s earnings release dated May 2, 2023. (3) The effective tax rate in the guidance included herein excludes discrete items. (4) Non-GAAP, see reconciliation table. (5) All references in this presentation to the full fiscal 2022 are to the 52-week period ended July 1, 2022, and to the full fiscal 2023 are to the 52-week period ending June 30, 2023.

Q4 FY23 guidance

In $ millions, except percentage and per share data	Q4 FY22[1]	Q4 FY23[2][5]	CHANGE
Revenue	$289.7	$269.3 - $289.3	(7%) - 0%
GAAP Net Income	$16.9	$1.2 - $9.1	(93%) - (46%)
GAAP Earnings Per Share Weighted-average diluted shares outstanding	$0.30 56.3	$0.02 - $0.16 57.1	(93%) - (47%)
Adjusted EPS[4]	$0.81	$0.47 - $0.61	(42%) - (25%)
Adj. EBITDA[4] % of revenue	$71.6 24.7%	$49.6 - $59.6 18.4% - 20.6%	(31%) - (17%)

Notes

(1) Q4 FY22 figures are as reported in the Company's earnings release dated August 2, 2022.
(2) The guidance included herein is from the Company's earnings release dated May 2, 2023.
(3) The effective tax rate in the guidance included herein excludes discrete items
(4) Non-GAAP, see reconciliation table.
(5) All references in this presentation to the fourth quarter of fiscal 2022 are to the quarter ended July 1, 2022, and to the fourth quarter of fiscal 2023 are to the quarter ending June 30, 2023.

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© Mercury Systems, Inc.13 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / Summary ▪ Demand strong and getting stronger as we begin Q4 FY23 ▪ Expect FY23 record bookings and positive book-to-bill ▪ Continued progress, rebound as mix shifts and execution improves, supply chain normalizes ▪ Expect FY24 to begin longer-term period of improved financial performance ▪ Five-year HSD/LDD organic revenue growth outlook benefits from higher defense spend ▪ Margin expansion driven by transition to program production, improved execution, 1MPACT ▪ Tailwinds drive stronger profitability, working capital efficiency, cash conversion

14 APPENDIX

© Mercury Systems, Inc.15 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / Adjusted EPS reconciliation Notes (1) Per share information is presented on a fully diluted basis. (2) Rounded amounts used. (3) Impact to income taxes is calculated by recasting income before income taxes to include the items involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the items. The Company continues to calculate the adjusted income tax provision using the estimated AETR method. (4) All references in this presentation to the third quarter of fiscal 2022 are to the quarter ended April 1, 2022, the third quarter of fiscal 2023 are to the quarter ended March 31,2023 and the fourth quarter and the full fiscal 2023 are to the quarter ended and 52-week period ending June 30, 2023. (5) Adjusted earnings per share is calculated using diluted shares whereas Net loss per share is calculated using basic shares. There was no impact to the calculation of adjusted earnings per share as a result of this for the third quarters ended March 31, 2023 and April 1, 2022, respectively. There was a $0.01 impact to the calculation of the low-end of adjusted earnings per share guidance as a result of this for the fiscal year ended June 30, 2023.

© Mercury Systems, Inc.16 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / Adjusted EBITDA reconciliation Notes 1. Rounded amounts used. 2. All references in this presentation to the third quarter of fiscal 2022 are to the quarter ended April 1, 2022, the third quarter of fiscal 2023 are to the quarter ended March 31,2023 and the fourth quarter and the full fiscal 2023 are to the quarter ended and 52-week period ending June 30, 2023.

© Mercury Systems, Inc.17 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / Free cash flow reconciliation Organic revenue reconciliation Notes (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.